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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 28, 2005

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338

                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
          OR STANDARD; TRANSFER OF LISTING

      (a) On August 2, 2005, Atari, Inc. ("Atari") received a letter from The NASDAQ Stock Market stating that the appointment of David Ward to the Audit Committee cured the audit committee noncompliance matter relating to James Caparro's resignation from our Audit Committee. However, the NASDAQ Staff further stated that due to Thomas J. Mitchell's resignation from the Audit Committee, Atari was still not in compliance with Marketplace Rule 4350. As a result, the NASDAQ Staff is requiring that on or before August 17, 2005, Atari submit a specific plan and timetable to achieve compliance with the audit committee composition rules. After reviewing such plan, the NASDAQ Staff will either permit Atari to proceed with execution of that plan or the NASDAQ Staff will send a notice of delisting, at which time Atari may appeal the NASDAQ Staff's determination to a Listing Qualifications Panel.

      Atari will submit the requested compliance plan to The NASDAQ Stock Market on or before August 17, 2005 and will promptly respond to and address any questions or concerns communicated by The NASDAQ Stock Market regarding such plan.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

      (a) Effective July 28, 2005, the Board of Directors of Atari adopted an amendment to Atari's Amended and Restated By-Laws, as amended (the "By-Laws") to provide that all related party transactions must be approved by either the Audit Committee or another independent body of the Board of Directors. Previously, the By-Laws provided that all related party transactions must be approved solely by the Audit Committee. This amendment to the By-Laws was effective upon adoption by the Board of Directors.

      A copy of the July 28, 2005 amendment and a copy of the By-Laws, cumulatively reflecting all amendments to date, are filed as exhibits to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits. The following exhibits are filed as part of this report:

      Exhibit 3.1 - Amendment No. 2 to the Amended and Restated By-Laws of Atari, Inc.

      Exhibit 3.2 - Amended and Restated By-Laws of Atari, Inc., as amended (cumulatively reflecting all amendments to date).



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ATARI, INC.

                                         By: /s/ Diane Price Baker
                                             -----------------------------------
                                             Diane Price Baker
                                              Executive Vice President and Chief
                                              Financial Officer

Date: August 3, 2005

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                                  Exhibit Index

Exhibit No.       Description
3.1               Amendment No. 2 to the Amended and Restated By-Laws of Atari,
                  Inc.

3.2               Amended and Restated By-Laws of Atari, Inc., as amended
                  (cumulatively reflecting all amendments to date).

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